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                                                                   Exhibit 10.1


SECOND ADDENDUM
to Employment Agreement




The validity of the employment agreement between Marine Shuttle Operations Inc. (the "Corporation") and Mr. Franz Eder (the "Employee") signed on 1/6/98 and the Addendum signed on 10/4/00 will be extended up to 31/12/01 on the existing terms and conditions.




25/6/2001



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Marine Shuttle Operations Inc.                                Franz Eder